Global Beta Smart Income ETF (Ticker: GBDV)
 (the “Fund”),
a series of Global Beta ETF Trust (the “Trust”)

Supplement dated January 13, 2020 to the Fund’s
Summary Prospectus dated January 13, 2020

Important Notice to Investors

Global Beta Advisors LLC, the Fund’s investment adviser (the “Adviser”), has agreed to waive the management fee payable by the Fund to the Adviser through June 30, 2020 (the “Fee Waiver”).  Accordingly, through June 30, 2020, the management fee for the Fund after the Fee Waiver is 0.00%.

This supplement is effective for the Fund through June 30, 2020.

Investors should retain this supplement with the Fund’s
summary prospectus for future reference.